Exhibit 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT

Dated as of December 13, 2017
This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT (this “Agreement”) is by and among MERIT MEDICAL SYSTEMS, INC., a Utah corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the lenders who are party to this Agreement (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 6, 2016 (as amended by that certain First Amendment dated as of September 28, 2016, the Second Amendment dated as of March 20, 2017, as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower hereby requests an Incremental Revolving Credit Increase in an aggregate principal amount of $100,000,000 in accordance with Section 5.13(a) of the Credit Agreement;
WHEREAS, subject to the terms and conditions set forth herein, certain Lenders have severally agreed to provide the Incremental Revolving Credit Increase (each an “Increasing Lender” and, collectively, the “Increasing Lenders”);
WHEREAS, the Borrower acquired 100% of the Capital Stock of Vascular Access Technologies, Inc., a Delaware corporation (the “New Subsidiary”), on May 1, 2017;
WHEREAS, pursuant to Section 9.11 of the Credit Agreement, (a) the New Subsidiary, as a Domestic Subsidiary, will execute, among other documents, this Agreement in order to become (i) a Subsidiary Guarantor under the Guaranty Agreement and (ii) a Grantor and an Issuer, as applicable, under the Collateral Agreement and (b) the Borrower, as a Grantor under the Collateral Agreement and as the owner of one hundred percent (100%) of the Investment Property issued by the New Subsidiary, will execute, among other things, this Agreement, in order to confirm and reaffirm its pledge of one hundred percent (100%) of the Capital Stock of the New Subsidiary; and
WHEREAS, the Borrower requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as specifically set forth herein and, subject to the terms of this Agreement, the Administrative Agent and the Consenting Lenders have agreed to grant such request of the Borrower.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Capitalized Terms. All capitalized terms not otherwise defined in this Agreement (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders hereby agrees as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“ “BD Asset Acquisition” means the acquisition pursuant to that certain Asset Purchase Agreement between the Borrower and Becton, Dickenson and Company (“BD”) dated as of November 16, 2017, whereby the Borrower has agreed to purchase certain product lines and related assets from BD as described therein, which is expected to close on or about December 15, 2017.”

“ “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.”

“ “Limited Conditionality Acquisition” means any acquisition by the Borrower or any Subsidiary thereof in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of Capital Stock, assets or any combination thereof) that (a) is not prohibited hereunder, (b) is financed in whole or in part with a substantially concurrent incurrence of Incremental Loans, (c) is not conditioned on the availability of, or on obtaining, third-party financing and (d) is completed within six (6) months of the execution of the definitive purchase agreement for such Acquisition (or such longer period as may be agreed to by the Administrative Agent and the lenders providing the Incremental Loans in connection therewith).”
“ “Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date.”
“ “Third Amendment Effective Date” means December 13, 2017.”
(b)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions:

(i)the definition of “Incremental Facilities Amount” set forth in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“ “Incremental Facilities Limit” means, with respect to any Incremental Loan Commitment, $100,000,000 less the total aggregate initial principal amount (as of the date of incurrence thereof) of all Incremental Loan Commitments incurred after the Third Amendment Effective Date and prior to the incurrence of such Incremental Loan Commitment.”
(ii)the lead-in of the definition of “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such lead-in in its entirety as follows:

“ “Permitted Acquisition” means any acquisition by the Borrower or any Subsidiary thereof in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of Capital Stock, assets or any combination thereof) of any other Person if each such acquisition meets all of the following requirements (which in the case of a Limited Conditionality Acquisition shall be subject to Section 1.14):”
“ “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.”

(iii)amending the definition of “Revolving Credit Commitment” by deleting the last two sentences of such definition in their entirety and replacing them with the following:

“The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders as of the Third Amendment Effective Date shall be $375,000,000. The Revolving Credit Commitment of each Revolving Credit Lender as of the Third Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1.1(b) (as delivered in connection with the Third Amendment).”
(c)The following new Section 1.14 is hereby added to the Credit Agreement:

“Section 1.14    Limited Conditionality Acquisitions. In the event that the Borrower notifies the Administrative Agent in writing that any proposed acquisition by the Borrower or any Subsidiary thereof in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of Capital Stock, assets or any combination thereof) is a Limited Conditionality Acquisition and that the Borrower wishes to test the conditions to such acquisition and the availability of the Incremental Loans that is to be used to finance such Acquisition in accordance with this Section, then, so long as agreed to by the Administrative Agent and the lenders providing such Indebtedness, the following provisions shall apply:
(a)    any condition to such acquisition or such Indebtedness that requires that no Default or Event of Default shall have occurred and be continuing at the time of such acquisition or the incurrence of such Indebtedness, shall be satisfied if (i) no Default or Event of Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Acquisition and (ii) no Event of Default under any of Sections 12.1(a), 12.1(b), 12.1(f), 12.1(h) or 12.1(i) shall have occurred and be continuing both before and after giving effect to such acquisition and any Indebtedness incurred in connection therewith (including such additional Indebtedness);
(b)     any condition to such acquisition or such Indebtedness that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of such acquisition or the incurrence of such Indebtedness shall be subject to customary “SunGard” or other customary applicable “certain funds” conditionality provisions (including, without limitation, a condition that the representations and warranties under the relevant agreements relating to such Limited Conditionality Acquisition as are material to the lenders providing such Indebtedness shall be true and correct, but only to the extent that the Borrower or its applicable Subsidiary has the right to terminate its obligations under such agreement as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct), so long as all representations and warranties in this Agreement and the other Loan Documents are true and correct at the time of execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Acquisition;
(c)    any financial ratio test or condition, may upon the written election of the Borrower delivered to the Administrative Agent prior to the execution of the definitive agreement for such acquisition, be tested either (i) upon the execution of the definitive agreement with respect to such Limited Conditionality Acquisition or (ii) upon the consummation of the Limited Conditionality Acquisition and related incurrence of Indebtedness, in each case, after giving effect to the relevant Limited Conditionality Acquisition and related incurrence of Indebtedness, on a Pro Forma Basis; provided that the failure to deliver a notice under this Section 1.14(c) prior to the date of execution of the definitive agreement for such Limited Conditionality Acquisition shall be deemed an election to test the applicable financial ratio under subcluase (ii) of this Section 1.14(c); and
(d)     if the Borrower has made an election with respect to any Limited Conditionality Acquisition to test a financial ratio test or condition at the time specified in subs-clause (c)(i) of this

Section, then in connection with any subsequent calculation of any ratio or basket on or following the relevant date of execution of the definitive agreement with respect to such Limited Conditionality Acquisition and prior to the earlier of (i) the date on which such Limited Conditionality Acquisition is consummated or (ii) the date that the definitive agreement for such Limited Conditionality Acquisition is terminated or expires without consummation of such Limited Conditionality Acquisition, any such ratio or basket shall be required to be satisfied (x) on a Pro Forma Basis assuming such Limited Conditionality Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have been consummated and (y) assuming such Limited Conditionality Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated.
The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Conditionality Acquisitions such that each of the possible scenarios is separately tested. Notwithstanding anything to the contrary herein, in no event shall there be more than two Limited Conditionality Acquisitions at any time outstanding.”
(d)The first proviso included in subsection (a) of Section 5.13 of the Credit Agreement is hereby amended by amending and restating such proviso in its entirety to read as follows:

“(1) immediately following the Third Amendment Effective Date, the total aggregate initial principal amount (as of the date of incurrence thereof) of all requested Incremental Loan Commitments (and the Incremental Loans made thereunder) shall not exceed the Incremental Facilities Limit and”
(e)The following new subsection (h) of Section 7.9 is hereby added to the Credit Agreement:

“(h)    The Borrower represents and warrants as of the Third Amendment Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.”
(f)Clause (iii)(i) of subsection (b) of Section 11.1 of the Credit Agreement is hereby amended by amending and restating such clause in its entirety to read as follows:

“(i)    existing on the Third Amendment Effective Date (as set forth on Schedule 11.1(b)(iii) (as updated on the Third Amendment Effective Date)); and”
(g)The “and” at the end of subsection (h) of Section 11.3 is hereby deleted, subsection (i) of Section 11.3 is hereby changed to become subsection (j), and the following new subsection (i) of Section 11.3 is hereby added to the Credit Agreement:

“(i)     the BD Asset Acquisition; provided that (i) such acquisition shall be consummated no later than February 28, 2018 and (ii) prior to, or simultaneously with, the consummation of such acquisition, the Borrower shall have complied with each requirement of the definition of “Permitted Acquisition” (it being agreed that, subject to the satisfaction of the foregoing requirements, the BD Asset Acquisition shall constitute a Permitted Acquisition under this Agreement); and”
(h)The following new Section 14.25 is hereby added to the Credit Agreement:

“SECTION 14.25.    Certain ERISA Matters.
(a)     Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the

Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:

(i)     such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;

(ii)     the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;

(iii)     (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)     such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)     In addition, unless sub-clause (i) in the immediately preceding subsection (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding subsection (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that:

(i)     none of the Administrative Agent, the Arranger nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto);

(ii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Secured Obligations);

(iv)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent, the Arranger or their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)     The Administrative Agent and the Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”

(i)Attached hereto collectively as Annex B are updated Schedules 1.1(b), 7.1, 7.2, 7.17 and 11.1(b)(iii) to the Credit Agreement and updated Schedules to the Collateral Agreement, as applicable.

Section 3.Incremental Revolving Credit Increase.

(a)After giving effect to the Incremental Revolving Credit Increase as of the Third Amendment Effective Date, each Lender severally agrees that its respective Revolving Credit Commitment shall be as set forth opposite such Lender’s name on Schedule 1.1(b) attached hereto as Annex A.

(b)With respect to the Incremental Revolving Credit Increase, as of the Third Amendment Effective Date and after giving effect to this Amendment, (i) the Incremental Revolving Credit Increase shall constitute part of, and shall be added to, the Revolving Credit Facility and shall be subject to the terms thereof (including, without limitation, interest rate, fees, repayments, prepayments and maturity) and (ii) the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the Third Amendment Effective Date among the Revolving Credit Lenders (including the Increasing Lenders) in accordance with their revised Revolving Credit Commitment Percentages (and the Revolving Credit Lenders (including the Increasing Lenders) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 5.9 of the Credit Agreement in connection with such reallocation as if such reallocation were a repayment).

Section 4.Joinder of New Subsidiary.

(a)The New Subsidiary hereby agrees that by execution of this Agreement it is a Subsidiary Guarantor under the Guaranty Agreement in the same manner as if the New Subsidiary had been in existence and a signatory thereof on the Closing Date, and the New Subsidiary (i) shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Guaranty Agreement and (ii) hereby makes each representation and warranty set forth in the Guaranty Agreement.

(b)The Borrower and the New Subsidiary hereby agree that each reference to a “Guarantor”, the “Guarantors”, a “Subsidiary Guarantor” or the “Subsidiary Guarantors” in the Credit Agreement, the Guaranty Agreement and the other Loan Documents shall include the New Subsidiary, and each reference to the “Guaranty Agreement”, “Subsidiary Guaranty” or “Guaranty” as used therein shall mean the Guaranty Agreement as supplemented hereby.

(c)In order to secure the payment and performance of all of the Obligations as provided in the Collateral Agreement, (i) the New Subsidiary hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a continuing security interest in and to all of the New Subsidiary’s right, title and interest in and to all Collateral of the New Subsidiary whether now or hereafter owned or acquired by the New Subsidiary or in which the New Subsidiary now has or hereafter has or acquires any rights, and wherever located (collectively, the “New Collateral”) and (i) the Borrower hereby (i) confirms and reaffirms the Security Interests in and to all of the Collateral of Borrower granted to the Administrative Agent, for the ratable benefit of itself and the Lenders, under the Collateral Agreement and (ii) confirms and reaffirms that the Collateral of Borrower includes the Capital Stock and other ownership interests owned by Borrower in the New Subsidiary (collectively, “Additional Investment Collateral”).

(d)The Security Interests are granted as security only and shall not subject the Administrative Agent or any Lender to, or transfer to the Administrative Agent or any Lender, or in any way affect or modify, any obligation or liability of the Borrower or the New Subsidiary with respect to any of the New Collateral, the Additional Investment Collateral or any transaction in connection therewith.

(e)The Borrower and the New Subsidiary hereby agree that by execution of this Agreement, the New Subsidiary is a party to the Collateral Agreement in the same manner as if the New Subsidiary had been in existence and a signatory thereof as a Grantor and an Issuer on the Closing Date, and the New Subsidiary shall (i) comply with, and be subject to, and have the benefit of, all of the terms, covenants, conditions, agreements and obligations set forth in the Collateral Agreement and (ii) hereby makes each representation and warranty set forth in the Collateral Agreement.

(f)The Borrower and the New Subsidiary hereby agree that each reference to a “Grantor” or the “Grantors” in the Collateral Agreement and the other Loan Documents shall include the New Subsidiary and each reference to an “Issuer” in the Collateral Agreement and the other Loan Documents shall include the New Subsidiary. Furthermore, the Borrower and the New Subsidiary hereby agree that “Collateral” as used therein shall include all New Collateral and the Additional Investment Collateral pledged pursuant hereto and the Collateral Agreement, “Partnership/LLC Interests”, “Investment Property” and “Capital Stock” as used therein shall include the Additional Investment Collateral pledged pursuant hereto and the Collateral Agreement and “Collateral Agreement” or “Agreement” as used therein shall mean the Collateral Agreement as supplemented hereby.

(g)The Borrower and the New Subsidiary hereby agree that they shall deliver to the Administrative Agent such certificates and other documents (including, without limitation, UCC-1 financing statements, stock certificates, stock powers, unit certificates and unit powers, as applicable) and take such action as the Administrative Agent shall reasonably request in order to effectuate the terms hereof and the Collateral Agreement.

Section 5.Conditions of Effectiveness. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

(a)Executed Amendment. The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, each other Credit Party, the Administrative Agent and the Lenders in sufficient number constituting Required Lenders.

(b)Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(i)Certificates of Secretary and Organizational Documents. With respect to each Credit Party, a certificate of a Responsible Officer of each such Person certifying as to the incumbency and genuineness of the signature of each officer of such Person executing Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Person have not been amended since the delivery of the certificate on the Closing Date, or if they have been amended, attached thereto is a true, correct and complete copies of all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Person have not been amended since the delivery of the certificate on the Closing Date, or if they have been amended, attached thereto is a true, correct and complete copies thereof as in effect on the Third Amendment Effective Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Person authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and any other Loan Documents delivered in connection therewith, and (D) each certificate required to be delivered pursuant to Section 5(b)(ii).

(ii)Certificates of Good Standing. With respect to each Credit Party, certificates as of a recent date of the good standing of each such Person under the laws of its jurisdiction of incorporation, organization or formation (or equivalent) and, to the extent requested by the Administrative Agent, each other jurisdiction where such Person is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes.

(iii)Officer’s Compliance Certificate. An Officer’s Compliance Certificate demonstrating that the Borrower is in compliance with the financial covenants set forth in Article X of the Credit Agreement, in each case based on the financial statements most recently delivered pursuant to Section 8.1(a) or 8.1(b) of the Credit Agreement, as applicable, both before and after giving effect (on a Pro Forma Basis) to this Agreement and the transactions contemplated hereby (including (x) the Incremental Revolving Credit Increase effected hereby, (y) the making of any Revolving Credit Loans in connection herewith (with the Revolving Credit Commitment being deemed to be fully funded) and (z) the BD Asset Acquisition).

(iv)Opinions of Counsel. Favorable opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, this Agreement and such other matters as the Administrative Agent shall request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders) (it being agreed that the local Pennsylvania opinion of counsel with respect to Thomas Medical Products, Inc. may be delivered after the date hereof but prior to December 20, 2017 (which date may be extended by the Administrative Agent in its sole discretion).

(c)No Default. No Default or Event of Default shall have occurred and be continuing both before and after giving effect to this Agreement.

(d)New Subsidiary Joinder Documents. The Administrative Agent shall have received, in each case with respect to the New Subsidiary, (i) the UCC-1 financing statements required to be delivered pursuant to Section 4 of this Agreement, (ii) any other agreement or document required to be delivered pursuant to Section 4 of this Agreement and the Collateral Agreement, and (iii) any other agreement or document required to be delivered in accordance with Section 9.11 of the Credit Agreement (including, without limitation, any other agreement or document required to be delivered in connection with the Credit Agreement or any other Loan Document).

(e)Payment of Fees.

(i)The Administrative Agent shall have been paid or reimbursed for all fees and reasonable and documented out-of-pocket costs and expenses incurred by it or its Affiliates in connection with this Agreement, including, without limitation, the reasonable and documented fees, disbursements and other charges of counsel for the Administrative Agent and its Affiliates, to the extent such fees, cost and expenses have been invoiced on or before the date hereof.

(ii)The Administrative Agent (or any of its applicable Affiliates) shall have been paid or reimbursed for all fees required to be paid pursuant to the fee letter dated of even date herewith by and between the Borrower and the Arranger.

Section 6.Representations and Warranties. The Borrower and each other Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)both before and after giving effect to this Agreement, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true, correct and complete as of such earlier date; provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true, correct and complete in all respects as of the date hereof;

(b)no Default or Event of Default has occurred or is continuing both before and after giving effect to this Agreement;

(c)it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(d)this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each other Credit Party, and each such document constitutes the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 7.Limited Effect. This Agreement is a Loan Document. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly provided herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower or any of its Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

Section 8.Acknowledgement and Reaffirmation. The Borrower and each other Credit Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby reaffirmed.

Section 9.Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 10.Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11.Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 12.Entire Agreement. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, the Swingline Lender and/or the Arranger, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Section 13.Certain ERISA Matters. By its execution of this Agreement, each Lender hereby makes the representations and warranties, and agrees to the covenants, in each case as set forth in Section 14.25 of the Credit Agreement (as amended by this Agreement).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
EXISTING LOAN PARTIES:
MERIT MEDICAL SYSTEMS, INC., as Borrower
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Treasurer

MERIT HOLDINGS, INC., as Subsidiary Guarantor
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Director

MERIT SENSOR SYSTEMS, INC., as Subsidiary Guarantor
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Director

BIOSPHERE MEDICAL, INC., as Subsidiary Guarantor
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Director

BSMD VENTURES, INC., as Subsidiary Guarantor
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Director

BIOSPHERE MEDICAL JAPAN, INC., as Subsidiary Guarantor
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Director

THOMAS MEDICAL PRODUCTS, INC., as Subsidiary Guarantor
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Director

DFINE, INC., as Subsidiary Guarantor
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Director

NEW SUBSIDIARY:
VASCULAR ACCESS TECHNOLOGIES, INC., a Delaware corporation
By:     /s/ Bernard Birkett
Name:    Bernard Birkett
Title:    Chief Financial Officer and Director

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By: /s/ Jared Myres
Name: Jared Myres
Title: Vice President

Merit Medical Systems, Inc.
Third Amendment to Second Amended and Restated Credit Agreement and
Incremental Increase Agreement
Signature Page

BANK OF AMERICA, N.A., as Lender

By: /s/ Heather B. Lipson
Name: Heather B. Lipson
Title: Senior Vice President

Merit Medical Systems, Inc.
Third Amendment to Second Amended and Restated Credit Agreement and
Incremental Increase Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Lender

By: /s/ Nicholas J. Hintze
Name: Nicholas J. Hintze
Title: Vice-President

Merit Medical Systems, Inc.
Third Amendment to Second Amended and Restated Credit Agreement and
Incremental Increase Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By: /s/ Tyler Mei
Name: Tyler Mei
Title: Vice President, HSBC

Merit Medical Systems, Inc.
Third Amendment to Second Amended and Restated Credit Agreement and
Incremental Increase Agreement
Signature Page

Annex A

Schedule 1.1(b) (Commitments and Commitment Percentages
after giving effect to the Incremental Revolving Credit Increase)

[TO BE ATTACHED]

Schedule 7.1

Jurisdictions of Organization and Qualification

[TO BE ATTACHED]

Schedule 7.2

Subsidiaries and Capitalization

[TO BE ATTACHED]

Schedule 7.17

Real Property

[TO BE ATTACHED]

Schedule 11.1(b)(iii)

Existing Non-Credit Party Unsecured Intercompany Indebtedness

[TO BE ATTACHED]

Schedules to the Collateral Agreement

[TO BE ATTACHED]